UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 11, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On May 11, 2004, Unifi, Inc. filed a Current Report on Form 8-K announcing that it has signed an agreement to acquire the hosiery yarn and texturing assets of Sara Lee Branded Apparel and enter into a long-term Yarn Supply Agreement with Sara Lee Branded Apparel.  The exhibit to the Form 8-K was incorrect, in that the filing agent incorrectly attached the wrong press release.  This Amendment No. 1 contains the correct exhibit 99.1.

ITEM 7. EXHIBITS.

99.1       News Release disseminated on May 11, 2004 by Unifi, Inc.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          UNIFI, INC.

                                                                                          By: /s/ CHARLES F. MCCOY
                                                                                               Charles F. McCoy, Vice President

Dated: May 12, 2004